UNITED  STATES
                      SECURITIES  AND  EXCHANGE  COMMISSION
                            WASHINGTON,  D.C.  20549


                                    FORM  8-K

                                CURRENT  REPORT

     PURSUANT  TO  SECTION  13  OR  15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


     Date  of  Report  (Date  of  earliest  event  reported):    April 25, 2001
                                                                ----------------

                                     iLive,  Inc.

              (Exact  name  of  registrant  as  specified  in  its  charter)

                                        Nevada

                    (State  or  other  jurisdiction  of  incorporation)


       0-28549                                         95-4783826
---------------------                         -------------------------------
(Commission  File  Number)                   (IRS Employer Identification No.)

              3960  Wilshire  Blvd.,  Suite 406, Los Angeles, CA 90010
              ---------------------------------------------------------
              (Address  of  principal  executive  offices)  (Zip  Code)

                                (213) 252-1090
                     --------------------------------------
               Registrant's  telephone  number,  including  area  code:


                                      N/A
                     ---------------------------------------
                  (Former  name,  address  and  telephone  number)

ITEM  1.  CHANGES  IN  CONTROL  OF  REGISTRANT

     Not  applicable

ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS

     On April 25, 2001, iLive, Inc., ("iLive" or the "Company"), Web Theatre.com, Inc., an Arizona corporation ("Web Theatre"), and Webpayperview, Inc., an Arizona corporation ("Webpayperview") completed the rescission of the acquisition of the assets of Web Theatre and Webpayperview by iLive previously reported by the Company on Form 8-K filed on February 7, 2001. As a result of the recession, iLive agreed to return all assets acquired from Web Theatre and Webpayperview and Web Theatre and Webpayperview agreed to return all shares of iLive's common stock transferred as a result of the asset acquisition.
In addition, Mr. Darreck Manteau and Mr. Thomas Gaffney agreed to resign their respective positions with iLive.

ITEM  3.  BANKRUPTCY  OR  RECEIVERSHIP

     Not  applicable

ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

     Not  applicable.

ITEM  5.  OTHER  EVENTS

     Not  applicable.

ITEM  6.  RESIGNATIONS  OF  DIRECTORS  AND  EXECUTIVE  OFFICERS

     Not  applicable.

ITEM  7.  FINANCIAL  STATEMENTS

     Not  applicable.

ITEM  8.  CHANGE  IN  FISCAL  YEAR

     Not  applicable.

                               SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ILIVE,  INC.

                                              /s/ Scott Henricks
                                              ----------------------------------
                                              Scott Henricks,  CEO

Date:  May 2,  2001